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                                                                    EXHIBIT 23.2

                         Consent of Independent Auditors


We consent to the use of our report incorporated herein by reference and the reference to our firm under the heading "Experts" in the Registration Statement as filed with the Securities and Exchange Commission.


                                                /s/ Turlington and Company, LLP


Lexington, North Carolina
April 20, 2001